October 3rd, 2024

TWFG Holding Company, LLC
1201 Lake Woodlands Dr.
Suite 4020
The Woodlands, Texas 77380
Attn: Richard F. Bunch, III

Re: Credit Agreement dated as of May 23, 2023 (as amended by that certain First Amendment to Credit Agreement dated June 20, 2024, as supplemented by that certain Guaranty Joinder Agreement dated August 6, 2024, and as may be further amended, supplemented, modified or restated from time to time, the "***Credit Agreement***"), by and among TWFG Holding Company, LLC, a Texas limited liability company (the "***Borrower***"), the guarantors party thereto (each, a "***Guarantor***", and collectively, the "***Guarantors***"), the lenders from time to time party thereto (each, a "***Lender***", and collectively, the "***Lenders***"), and PNC Bank, National Association, as Administrative Agent for the Lenders.

Ladies and Gentlemen:

Capitalized terms used but not defined herein shall have the meanings given to such terms in the Credit Agreement. Borrower, Guarantors, Administrative Agent and Lenders desire to amend the Credit Agreement as follows.

For purposes of calculating Consolidated EBITDA, the parties hereby agree that:

(a) Borrower may exclude interest income in the amount of approximately $1,543,345 for the four fiscal quarter period ending June 30, 2024, from the calculation of Consolidated EBITDA; and

(b) from and after the date hereof, *clause (c)(i)* of the definition of Consolidated EBITDA is amended to no longer subtract interest income of Borrower and its Subsidiaries from Consolidated EBITDA.

This letter agreement (this "***Letter***") shall become effective as of the date hereof upon receipt by the Administrative Agent, of duly executed and delivered counterparts from the Borrower, the Guarantors, the Administrative Agent and the Required Lenders. Except as expressly referred to in this Letter, the Loan Documents are unchanged and continue in full force and effect and this Letter shall not be deemed to be a waiver or amendment of, or a consent to departure from, any other provision of the Credit Agreement or any other Loan Documents. This Letter is a Loan Document. By signing below, Borrower and Guarantors (i) reaffirm their respective obligations under the Loan Documents, (ii) agree that all Loan Documents to which Borrower and Guarantors are a party remain in full force and effect and continue to be legal, valid and binding obligations enforceable in accordance with their terms, and (iii) each represents and warrants that, after giving effect to this Letter, no Default or Event of Default exists under the Credit Agreement.

This Letter may not be amended or any provision hereof waived or modified except by an instrument in writing signed by Borrower, Guarantors Administrative Agent and the Required Lenders as provided in the Credit Agreement. This Letter supersedes all prior meetings, communications, representations, negotiations, contracts or agreements (including any prior drafts thereof) with respect to matters addressed herein, whether oral or written, and may not be contradicted by evidence of prior, contemporaneous or subsequent oral agreements of the parties hereto. There are no unwritten oral agreements between the parties with respect to the matters addressed.

This Letter may be executed in any number of counterparts, each of which when executed will be an original, and all of which, when taken together, will constitute one agreement. Delivery of an executed counterpart of a signature page of this Letter by facsimile transmission will be effective as delivery of a manually executed original and shall be binding on Borrower, Guarantors, Administrative Agent and Lenders.

This Letter shall be governed by, and construed in accordance with, the law of the State of New York without regard to principles of conflicts of law.

This Letter shall be binding upon and inure to the benefit of the parties hereto, their respective successors, successors in titles, and assigns.

If Borrower and Guarantors are in agreement with the terms hereof, please sign in the space below and return a copy of this Letter to the Administrative Agent.

[Signatures on following pages.]

Very truly yours,

PNC BANK, NATIONAL ASSOCIATION,
as Administrative Agent and Lender

By:______________________________
Name: Sean Kilbane
Title: Associate Director

AGREED TO AND ACCEPTED:

BORROWER:

TWFG HOLDING COMPANY, LLC,
a Texas limited liability company

By: ______________________________
Richard F. Bunch III
President

GUARANTORS:

TWFG, INC.,
a Delaware corporation

By: ______________________________
Richard F. Bunch III
President

TWFG INSURANCE SERVICES, LLC,
a Texas limited liability company

By: ______________________________
Richard F. Bunch III
President

TWFG GENERAL AGENCY, LLC,
a Texas limited liability company

By: ______________________________
Richard F. Bunch III
President